Lisa F. Muller
Sr. Counsel

March 29, 2012

VIA ELECTRONIC FILING
Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street, NE
Washington, D.C. 20549

Re:	National Variable Life Insurance Account, File No. 811-09044 Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of National Variable Life Insurance Account, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the period ending December 31, 2011 of the underlying management investment companies in which the Registrant invests that are also reflective of the contract owner’s subaccount allocation.

These management investment companies have separately filed their annual reports with the Securities and Exchange Commission via EDGAR on the dates indicated below and are incorporated herein by reference.

	CIK
Underlying Management Investment Company	Number	Dates Filed
Alger American Fund	0000832566	2/22/2012
LargeCap Growth Portfolio
SmallCap Growth Portfolio
Capital Appreciation Portfolio
AIM Variable Insurance Funds	0000896435	2/27/2012
V.I. Capital Development Fund
V.I. Global Health Care Fund
V.I. Technology Fund
AllianceBernstein Variable Products Series Fund Inc	0000825316	2/27/2012
AllianceBernstein International Growth Portfolio
AllianceBernstein International Value Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio
American Century Variable Portfolios Inc	0000814680	2/23/2012
VP Ultra Fund
VP Vista Fund
VP International Fund
VP Income & Growth Fund
VP Value Fund

American Century Variable Portfolios II Inc	0001124155	2/23/2012
Inflation Protection Fund
Dreyfus Variable Investment Fund	0000813383	2/23/2012
Appreciation Portfolio
Opportunistic Small Cap Portfolio
Quality Bond Portfolio
Dreyfus Socially Responsible Growth Fund Inc	0000890064	2/14/2012
DWS Investments VIT Funds	0001006373	2/24/2012
DWS Equity 500 Index VIP
DWS Small Cap Index VIP
DWS Variable Series II Funds	0000810573	2/24/2012
DWS Large Cap Value VIP
DWS Dreman Small Mid Cap Value VIP
Variable Insurance Products Fund III	0000927384	2/23/2012
Fidelity Variable Insurance Products: Mid Cap Portfolio
Fidelity Variable Insurance Products: Value Strategies Portfolio
Variable Insurance Products Fund	0000356494	2/23/2012
Fidelity Variable Insurance Products: Growth Portfolio
Fidelity Variable Insurance Products: Overseas Portfolio
Fidelity Variable Insurance Products: Equity-Income Portfolio
Fidelity Variable Insurance Products: High Income Portfolio
Variable Insurance Products Fund V	0000823535	2/27/2012
Investment Grade Bond Portfolio
Money Market Portfolio
Variable Insurance Products Fund II	0000831016	2/23/2012
Fidelity Variable Insurance Products: Contrafund Portfolio
Fidelity Variable Insurance Products: Index 500 Portfolio
Franklin Templeton VIP Trust	0000837274	3/1/2012
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Mutual Global Discovery Securities
Mutual Shares Securities Fund
Foreign Securities Fund
Franklin Global Real Estate Securities Fund
JPMorgan Insurance Trust	0000909221	3/5/2012
Small Cap Core Portfolio
International Equity Portfolio
Neuberger Berman Advisers Management Trust	0000736913	3/1/2012
Partners Portfolio
Mid-Cap Growth Portfolio
Small-Cap Growth Portfolio
Short Duration Bond Portfolio
Socially Responsive Portfolio
Oppenheimer Variable Account Funds	0000752737	2/24/2012
Main Street Small Cap Fund/VA
Global Strategic Income Fund VA
Balanced Fund/VA

Sentinel Variable Products Trust	0001112513	3/6/2012
SVP Common Stock Fund
SVP Mid Cap Fund
SVP Small Company Fund
SVP Balanced Fund
SVP Bond Fund
T. Rowe Price Equity Series, Inc.	0000918294	2/13/2012
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
Van Eck Worldwide Insurance Trust	0000811976	3/2/2012
VIPT Global Bond Fund
VIPT Emerging Markets Fund
VIPT Global Hard Assets Fund
Wells Fargo Advantage Variable Trust Funds	0001081402	2/29/2012
Wells Fargo Advantage VT Discovery Fund
Wells Fargo Advantage VT Opportunity Fund

We have included with this filing the cover letter, inside pages and back pages that we include with our mailing. Not every underlying fund is in every contract’s subaccount allocation. The actual letter sent to each contract owner included references only to the annual reports of the management investment companies reflective of the contract owner’s subaccount allocation as of December 31, 2011.

Please contact me at (802) 229-7410 if you have any questions regarding this filing.

Sincerely,

/s/Lisa F. Muller

Lisa F. Muller
Senior Counsel

Attachments

For the period ended December 31, 2011

     This booklet contains the annual reports for the underlying funds of your variable life insurance policy or annuity contract and additional policy/contract information.

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National Life Insurance Company®

30%
66027 MK8304(0112) TC60679p(0112)

National Life Variable Contracts distributed by Equity Services, Inc. | Broker/Dealer and Registered Investment Adviser Affiliate of National LIfe Insurance Company, One National Life Drive, Montpelier, Vermont 05604 National Life Group® is a trade name representing various affiliates, which offer a variety of financial service products. Centralized Mailing Address: One National Life Drive, Montpelier, VT 05604

P:	800-732-8939 | F: 802-229-3868 | www.NationalLifeGroup.com

February, 2012

Dear Variable Product Policyholder:

In an effort to expedite the delivery of important financial information to you – and to minimize the creation of paper documents that you may or may not be interested in reading – National Life now offers an environmentally friendly alternative:

  E-documents: Our electronic delivery system will allow you to read, store, or eliminate all of the compliance materials (prospectuses and the annual and semiannual reports of the underlying funds) you now receive by mail - at your home or office and at your convenience.
  You simply give us the email address to which you would like your information sent. Please visit our web site at www.NationalLifeGroup.com to register.

In addition to the cost, time, and storage efficiencies this option will generate, we believe it also represents a more responsible use of our country’s natural resources.

Enclosed are the December 2011 Annual Reports for the underlying funds of your policy as of December 31, 2011, along with the sticker updates to your current prospectus. Should you have any questions, please do not hesitate to contact your local National Life representative or this office.

Insurance & Annuity Administration